                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) December 30, 2005

                            West Pointe Bancorp, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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
Illinois                                           0-30505                            36-4149655
---------------------------                  -------------------             ---------------------------
(State or Other                                  (Commission                        (IRS Employer
Jurisdiction of                                  File Number)                    Identification No.)
Incorporation)

West Pointe Bancorp, Inc.
5701 West Main Street                                                                   62226
Belleville, Illinois                                                              ------------------
----------------------------------------------------                                  (Zip Code)
(Address of Principal Executive Offices)

                                 (618) 234-5700
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Director's Deferred Compensation Plan

Effective January 1, 2006, the Compensation Committee (the "Committee") of the Board of Directors of West Pointe Bancorp, Inc. (the "Company") amended (the "Plan Amendment") the West Pointe Bank And Trust Company Director's Deferred Compensation Plan (the "Plan"). The Plan was amended to reduce the interest rate earned on deferred balances from 8% to 6%. In connection with the Plan Amendment, also effective January 1, 2006, the Committee increased the amount paid to independent directors for each Board meeting attended from $100 to $200. In addition to the meeting attendance fee, directors also receive a monthly retainer fee of $850 (for outside directors) or $650 (for inside directors).

A copy of the Plan Amendment is attached hereto as Exhibit 10.1. This description of the Plan Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the amendment attached hereto as an exhibit.

Salary Continuation Agreement and Supplemental Life Insurance Agreement with Ramona Gebauer

On December 30, 2005, the Company entered into a salary continuation agreement by and between the Company, West Pointe Bank And Trust Company (the "Bank") and Ramona Gebauer, Vice President of the Bank. The agreement provides that upon termination of Ms. Gebauer's employment on or after her 65th birthday, the Company is required to pay Ms. Gebauer an annual benefit of $13,600, subject to increase by the Board of Directors, for 15 years. Ms. Gebauer is also entitled to certain benefits in the event she is terminated before her 65th birthday, upon her disability or upon a change of control of the Company or the Bank. The Company is not required to pay any benefit to Ms. Gebauer if the Board of Directors terminates her employment upon: (i) gross negligence or gross neglect of duties, (ii) commission of a felony or gross misdemeanor involving moral turpitude, (iii) fraud, disloyalty, dishonesty or willful violation of law or significant Company policy which results in a material adverse effect, or (iv) the issuance of an order for removal by the Company's banking regulators. The Company is also not required to pay any benefit to Ms. Gebauer if she commits suicide within two years of November 1, 2005 or if Ms. Gebauer makes any material misstatement of fact on any application for life insurance owned by the Company on her life. The agreement also sets forth the procedures by which Ms. Gebauer or her beneficiary, as applicable, may make a claim for benefits.

A copy of the agreement is attached hereto as Exhibit 10.2. This description of the agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

On December 30, 2005, the Bank entered into a Supplemental Life Insurance Agreement by and between the Bank and Romana Gebauer. The agreement provides that the Bank will be the beneficiary under any life insurance policy insuring Ms. Gebauer's life; however, Ms. Gebauer has the right to designate the beneficiary of $150,000 of death proceeds from the policy, provided that such amount does not exceed the net death proceeds under the policy. The Bank is required to give Ms. Gebauer the option to purchase the policy before selling, surrendering or


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transferring ownership of the policy. Upon termination of Ms. Gebauer's employment following a change of control of the Company or the Bank, the Bank is required to maintain the policy in full force and effect; however, the Bank may replace the policy with comparable insurance. The agreement also sets forth the procedures by which a claimant may make a claim for benefits.

A copy of the agreement is attached hereto as Exhibit 10.3. This description of the agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

Salary Continuation Agreement and Supplemental Life Insurance Agreement with Kory Kunze

On December 30, 2005, the Company entered into a salary continuation agreement by and between the Company, the Bank and Kory Kunze, Vice President of the Bank. The agreement provides that upon termination of Mr. Kunze's employment on or after his 65th birthday, the Company is required to pay Mr. Kunze an annual benefit of $36,400, subject to increase by the Board of Directors, for 15 years. Mr. Kunze is also entitled to certain benefits in the event he is terminated before his 65th birthday, upon his disability or upon a change of control of the Company or the Bank. The Company is not required to pay any benefit to Mr. Kunze if the Board of Directors terminates his employment upon: (i) gross negligence or gross neglect of duties, (ii) commission of a felony or gross misdemeanor involving moral turpitude, (iii) fraud, disloyalty, dishonesty or willful violation of law or significant Company policy which results in a material adverse effect or (iv) the issuance of an order for removal by the Company's banking regulators. The Company is also not required to pay any benefit to Mr. Kunze if he commits suicide within two years of November 1, 2005 or if Mr. Kunze makes any material misstatement of fact on any application for life insurance owned by the Company on his life. The agreement also sets forth the procedures by which Mr. Kunze or his beneficiary, as applicable, may make a claim for benefits.

A copy of the agreement is attached hereto as Exhibit 10.4. This description of the agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

On December 30, 2005, the Bank entered into a Supplemental Life Insurance Agreement by and between the Bank and Kory Kunze. The agreement provides that the Bank will be the beneficiary under any life insurance policy insuring Mr. Kunze's life; however, Mr. Kunze has the right to designate the beneficiary of $150,000 of death proceeds from the policy, provided that such amount does not exceed the net death proceeds under the policy. The Bank is required to give Mr. Kunze the option to purchase the policy before selling, surrendering or transferring ownership of the policy. Upon termination of Mr. Kunze's employment following a change of control of the Company or the Bank, the Bank is required to maintain the policy in full force and effect; however, the Bank may replace the policy with comparable insurance. The agreement also sets forth the procedures by which a claimant may make a claim for benefits.

A copy of the agreement is attached hereto as Exhibit 10.5. This description of the agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

Supplemental Life Insurance Agreement with Sharon Cleveland

On December 30, 2005, the Bank entered into a Supplemental Life Insurance Agreement by and between the Bank and Sharon Cleveland. The agreement provides that the Bank will be the beneficiary under any life insurance policy insuring Ms. Cleveland's life; however, Ms. Cleveland has the right to designate the beneficiary of $150,000 of death proceeds from the policy, provided that such amount does not exceed the net death proceeds under the policy. The Bank is required to give Ms. Cleveland the option to purchase the policy before selling, surrendering or transferring ownership of the policy. Upon termination of Ms. Cleveland's employment following a change of control of the Company or the Bank, the Bank is required to maintain the policy in full force and effect; however, the Bank may replace the policy with comparable insurance. The agreement also sets forth the procedures by which a claimant may make a claim for benefits.

A copy of the agreement is attached hereto as Exhibit 10.6. This description of the agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number          Description of Exhibit
--------------          ----------------------

10.1                    First Amendment to West Pointe Bank And Trust Company
                        Director's Deferred Compensation Plan

10.2 Salary Continuation Agreement dated December 30, 2005 with Ramona Gebauer

10.3                    Supplemental Life Insurance Agreement dated December 30,
                        2005 with Ramona Gebauer

10.4 Salary Continuation Agreement dated December 30, 2005 with Kory Kunze

10.5                    Supplemental Life Insurance Agreement dated December 30,
                        2005 with Kory Kunze

10.6                    Supplemental Life Insurance Agreement dated December 30,
                        2005 with Sharon Cleveland

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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WEST POINTE BANCORP, INC.
                                                     (Registrant)




Date: January 6, 2006                                By: /s/ Bruce A. Bone
                                                         --------------------------------------------
                                                         Name: Bruce A. Bone
                                                         Title: Executive Vice President and Chief
                                                         Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit
--------------          ----------------------
10.1                    First Amendment to West Pointe Bank And Trust Company
                        Director's Deferred Compensation Plan

10.2 Salary Continuation Agreement dated December 30, 2005 with Ramona Gebauer

10.3                    Supplemental Life Insurance Agreement dated December 30,
                        2005 with Ramona Gebauer

10.4 Salary Continuation Agreement dated December 30, 2005 with Kory Kunze

10.5                    Supplemental Life Insurance Agreement dated December 30,
                        2005 with Kory Kunze

10.6                    Supplemental Life Insurance Agreement dated December 30,
                        2005 with Sharon Cleveland

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